Exhibit 10.12

[Certain confidential portions of this exhibit were omitted by means of marking such portions with brackets and asterisks because the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed, or constituted personally identifiable information that is not material.]

Promotion and Empowerment Cooperation Agreement

Party A: Xiamen Liubenmu Culture Media Co., LTD.

Legal representative: Yunting Chen

Address: Unit 301, 3rd Floor, No.168 Fengqi Road, Software Park, Torch High-tech Zone, Xiamen

Party B: Lianzhang Digital Marketing Planning (Xiamen) Co., Ltd.

Legal representative: Andong Zhang

Address: 997, 14F Shipping Building, No. 809 Middle Songyu Road, Xiamen, China (Fujian) Pilot Free Trade Zone

Based on the principles of equality, voluntarism, mutual benefit, honesty and good faith, and common development, Party A and Party B, in accordance with the provisions of the Civil Code of the People’s Republic of China and other relevant laws and regulations, reach the following terms and conditions on the promotion and cooperation between the two parties through friendly negotiation for mutual compliance.

I、Contract period

From August 1, 2024 to February 28, 2025. This contract shall be automatically terminated upon expiration of the term. If both parties fail to fulfill their rights and obligations upon expiration of the term, the term of this Contract shall be extended until the completion of the performance by both parties. One month before the expiration of the term, the parties shall negotiate the renewal separately.

II、Mode of cooperation

1. “Wangongmengyue” : refers to the integration and empowerment of building elevator screens, smart home screens, hotel rooms, online pop-up screen promotion resources, TV program placement, offline activities, outdoor life scene screens and other online and offline marketing planning activities, to provide customers with integrated marketing programs and precise programmatic promotion. The specific promotion plan shall be subject to the “Promotion Enabling Service Settlement Statement” determined by both parties.

2. Form of cooperation: This cooperation is aimed at Party A or Party A’s customers using Party B’s “Wanwu Covenant” platform to carry out precise programmatic promotion. Party A shall specify the equipment scenario and inform Party B, and Party B shall, within the entrusted amount of Party A, send the promotion demand to the marketing promotion resource platform designated by Party A.

3. Party B shall provide Party A or Party A’s customers with integrated marketing plans and precise programmatic promotion services to complete the technical support and services hereunder. Party B, as the general planner of brand promotion designated by Party A or Party A, shall play a leading role in the integrated marketing plans and precise programmatic promotion matters agreed upon by both parties and bear the main responsibility for such promotion activities. To ensure that Party A or Party A’s designated integrated marketing plan and precise programmatic promotion are normally implemented.

4. Party B shall be solely responsible for the integrated marketing plan and precise programmatic promotion services, and shall provide platform promotion services and information delivery services for the whole project according to the needs of Party A. Party B shall confirm the pricing right of subcontracting/subcontracting. However, Party B shall be jointly and severally liable for the actions of the subcontractor to ensure that the integrated marketing plan and precise programmatic promotion services designated by Party A or Party A are implemented as agreed by the parties.

III、Promotional service amount and payment method

1. the promotion materials involved are: Dianzhangzhipin, promotion services including tax amount: ¥5234500.00, which does not include value-added tax amount: ¥4938207.55, the tax rate of 6%.

2. Settlement terms: Settlement terms: After the contract is signed, Party A shall pay Party B no less than 80% of the contract amount of the promotion fee before the promotion, and the remaining amount shall be paid no less than 10% every month until all the promotion amount is paid.

3.Party B’s designated account information is as follows:

Account Name: [*]

Bank account number: [*]

Opening bank: Industrial Bank Co., LTD. Xiamen Technology branch

4. Invoice issuance: Party B shall issue a special VAT invoice of the corresponding amount to Party A upon receipt of the payment paid by Party A. Party B shall issue a special VAT invoice of information technology service/modern service with a tax point of 6%. The specific billing information shall be subject to the payment account information.

IV、Rights and obligations of both parties

1. The promotional content shall be provided by Party A, and Party B shall have the right to submit the content materials for approval and review. In case of non-compliance with relevant laws and regulations, Party B shall have the right to request Party A to make corrections within the specified time limit. If Party A refuses to correct or exceeds the time limit for correction, Party B shall have the right to refuse to publish for Party A, and Party A shall bear the losses caused thereby.

2. Party B shall provide integrated marketing plan and precise programmatic promotion service support according to Party A’s needs and objectives, including but not limited to the formulation of marketing plan, technical support and suggestions.

3. Party B shall use its professional technical knowledge and experience to provide Party A with service solutions for integrated marketing programs and precise programmatic promotion. Both parties will fully communicate and cooperate to ensure that the integrated marketing plan and precise programmatic promotion plan meet the requirements of Party A.

4. Party A shall actively cooperate with Party B in providing integrated marketing plan and precision programmatic promotion service, and provide necessary materials and information so that Party B can accurately analyze and optimize the integrated marketing plan and precision programmatic promotion effect.

5. The promotional content provided by Party A shall comply with relevant national regulations, ensure that the promotional content is true and legal, and have the right to use the promotional content. Party A shall be liable for any economic loss caused to Party B by Party A.

6. Party A shall, in accordance with relevant national regulations, provide Party B with certificates related to the promotion contents, including but not limited to business license, trademark registration certificate, production license, food circulation license, etc. If Party A refuses or fails to provide relevant documents or provides false documents, Party A shall be liable for the economic losses caused to Party B.

7. If Party A fails to perform its obligations in accordance with the time agreed by both parties and causes delay in the promotion service, it shall bear the consequences and losses arising therefrom and shall be obliged to compensate Party B for the losses caused thereby.

8. Party A warrants that its promotional content shall not infringe upon the legitimate rights of any third party, including but not limited to intellectual property rights, portrait rights, etc., and is obliged to bear the corresponding liability for compensation when its promotional content infringes upon the rights and interests of others.

9. Party B warrants that it shall provide Party A with integrated marketing plans and precise programmatic promotion services as agreed by both parties, and shall supervise the broadcasting and supervision after the promotion.

10. Party A shall provide promotion needs, and Party B shall provide promotion services in time after confirming the content of the picture.

11. If a party causes a delay in the publication of the picture, after negotiation, the period can be extended according to the contract.

V、Liability for breach

1. Party A shall pay the amount agreed herein on time; otherwise, Party A shall pay Party B a penalty for overdue payment at the rate of 3/1000 of the total contract amount for each day overdue.

2. If either party needs to terminate the Contract in advance, it shall notify the other party in writing 15 days in advance and shall not terminate the Contract without the written consent of the other party.

3. During the validity period of the Contract, each additional contract signed by Party A and Party B shall comply with the terms of this Contract, which shall have the same legal effect on each additional contract.

4. In case of early termination of the Contract due to Party A’s breach of contract, Party A shall pay Party B liquidated damages equal to 10% of the total contract price in addition to the promotion fee during the promotion service period.

VI、Force majeure

Force majeure refers to unforeseeable, unavoidable and insurmountable objective circumstances, including but not limited to: natural disasters, government actions, strikes, wars, signal interruption of telecom operators, back-office failures, account closures, telecommunication lines, server failures, equipment upgrading and other causes that make the performance of this Contract impossible, may be suspended. After the force majeure is lifted, the implementation and promotion services of the Agreement shall continue.

VII、Confidentiality agreement

1. Both parties guarantee to keep confidential the contents of this Agreement and documents and materials (including trade secrets, business plans, project materials and information, cooperation methods, cooperation contents, distribution methods, financial information, technical information, business information and other trade secrets, etc.) of the other party that they have learned during the process of discussing, signing and performing this Agreement and which cannot be obtained from public channels. Without the consent of the disclosing party, the other party shall not disclose the whole or part of the trade secret to any third party or use the trade secret for any purpose other than the purpose of this Agreement.

2. Both parties agree that they shall not allow any third party to contact or disclose the above trade secrets to any third party, nor shall they use the trade secrets for any other purpose other than this Contract. Both parties undertake that if this confidentiality obligation is extended to its employees and affiliates, any party or its employees and affiliates violates this confidentiality obligation, such party shall also bear all legal responsibilities.

3. The confidentiality obligation shall remain valid during the term of the Contract and after its termination, and shall not become invalid due to the invalidity or cancellation of other provisions hereof in whole or in part.

VIII、Dispute resolution method

1. The signing, interpretation, execution and dispute resolution methods of this Contract shall be governed by the laws of the People’s Republic of China (excluding Hong Kong, Macao and Taiwan).

2. Any dispute or dispute arising from the execution, interpretation and execution of this Contract shall be settled by both parties through friendly negotiation. If no settlement can be reached through negotiation, either party may bring a lawsuit to the people’s court with jurisdiction in the place where Party B is located.

VIV、Other agreement

1. The mailing address and contact information of both parties set forth herein shall be deemed as the legal service address and contact information of both parties, and any correspondence between the parties during the performance of this Agreement shall be deemed to have been delivered once sent in accordance with the above address and contact information. If either party changes its address or contact information, it shall notify the other party in writing 10 days in advance. If any correspondence cannot be delivered and signed due to the wrong address or contact information or failure to change it in time, the legal responsibility shall be borne by the party providing the wrong information or failing to change the information in time.

2. The attachments and supplementary agreements hereto are an integral part of this Contract and have the same legal effect as this Contract.

3. The Agreement shall not be modified by either party within the validity period. Any modification shall be subject to written confirmation by both parties. For matters not covered in this Agreement, both parties may negotiate and sign a supplementary agreement separately as an annex to this Agreement.

4. This Agreement is made in two originals, with one held by Party A and one held by Party B. The agreement shall come into force upon being sealed by both parties.

(No Text Below)

There is no text on this page, which is the signing page of the Promotion and Empowerment Cooperation Agreement No. [*]

Party A (Seal) : Xiamen Liubenmu Culture Media Co., LTD.

Party B (Seal) : Lianzhang Digital Marketing Planning (Xiamen) Co., Ltd.

Promotion and Empowerment Cooperation Agreement

Party A: Xiamen Liubenmu Culture Media Co., LTD.

Legal representative: Yunting Chen

Address: Unit 301, 3rd Floor, No.168 Fengqi Road, Software Park, Torch High-tech Zone, Xiamen

Party B: Lianzhang Digital Marketing Planning (Xiamen) Co., Ltd.

Legal representative: Andong Zhang

Address: 997, 14F Shipping Building, No. 809 Middle Songyu Road, Xiamen, China (Fujian) Pilot Free Trade Zone

Based on the principles of equality, voluntarism, mutual benefit, honesty and good faith, and common development, Party A and Party B, in accordance with the provisions of the Civil Code of the People’s Republic of China and other relevant laws and regulations, reach the following terms and conditions on the promotion and cooperation between the two parties through friendly negotiation for mutual compliance.

I、Contract period

From August 2, 2024 to February 28, 2025. This contract shall be automatically terminated upon expiration of the term. If both parties fail to fulfill their rights and obligations upon expiration of the term, the term of this Contract shall be extended until the completion of the performance by both parties. One month before the expiration of the term, the parties shall negotiate the renewal separately.

II、Mode of cooperation

1. “Wangongmengyue” : refers to the integration and empowerment of building elevator screens, smart home screens, hotel rooms, online pop-up screen promotion resources, TV program placement, offline activities, outdoor life scene screens and other online and offline marketing planning activities, to provide customers with integrated marketing programs and precise programmatic promotion. The specific promotion plan shall be subject to the “Promotion Enabling Service Settlement Statement” determined by both parties.

2. Form of cooperation: This cooperation is aimed at Party A or Party A’s customers using Party B’s “Wanwu Covenant” platform to carry out precise programmatic promotion. Party A shall specify the equipment scenario and inform Party B, and Party B shall, within the entrusted amount of Party A, send the promotion demand to the marketing promotion resource platform designated by Party A.

3. Party B shall provide Party A or Party A’s customers with integrated marketing plans and precise programmatic promotion services to complete the technical support and services hereunder. Party B, as the general planner of brand promotion designated by Party A or Party A, shall play a leading role in the integrated marketing plans and precise programmatic promotion matters agreed upon by both parties and bear the main responsibility for such promotion activities. To ensure that Party A or Party A’s designated integrated marketing plan and precise programmatic promotion are normally implemented.

4. Party B shall be solely responsible for the integrated marketing plan and precise programmatic promotion services, and shall provide platform promotion services and information delivery services for the whole project according to the needs of Party A. Party B shall confirm the pricing right of subcontracting/subcontracting. However, Party B shall be jointly and severally liable for the actions of the subcontractor to ensure that the integrated marketing plan and precise programmatic promotion services designated by Party A or Party A are implemented as agreed by the parties.

III、Promotional service amount and payment method

1, the promotion materials involved are: Doumi, promotion services including tax amount: ¥5,415,000.00, which does not include value-added tax amount: ¥5,108,490.57, the tax rate of 6%.

2. Settlement terms: Settlement terms: After the contract is signed, Party A shall pay Party B no less than 80% of the contract amount of the promotion fee before the promotion, and the remaining amount shall be paid no less than 10% every month until all the promotion amount is paid.

3.Party B’s designated account information is as follows:

Account Name: [*]

Bank account number: [*]

Opening bank: Industrial Bank Co., LTD. Xiamen Technology branch

5. Invoice issuance: Party B shall issue a special VAT invoice of the corresponding amount to Party A upon receipt of the payment paid by Party A. Party B shall issue a special VAT invoice of information technology service/modern service with a tax point of 6%. The specific billing information shall be subject to the payment account information.

IV、Rights and obligations of both parties

1. The promotional content shall be provided by Party A, and Party B shall have the right to submit the content materials for approval and review. In case of non-compliance with relevant laws and regulations, Party B shall have the right to request Party A to make corrections within the specified time limit. If Party A refuses to correct or exceeds the time limit for correction, Party B shall have the right to refuse to publish for Party A, and Party A shall bear the losses caused thereby.

2. Party B shall provide integrated marketing plan and precise programmatic promotion service support according to Party A’s needs and objectives, including but not limited to the formulation of marketing plan, technical support and suggestions.

3. Party B shall use its professional technical knowledge and experience to provide Party A with service solutions for integrated marketing programs and precise programmatic promotion. Both parties will fully communicate and cooperate to ensure that the integrated marketing plan and precise programmatic promotion plan meet the requirements of Party A.

4. Party A shall actively cooperate with Party B in providing integrated marketing plan and precision programmatic promotion service, and provide necessary materials and information so that Party B can accurately analyze and optimize the integrated marketing plan and precision programmatic promotion effect.

5. The promotional content provided by Party A shall comply with relevant national regulations, ensure that the promotional content is true and legal, and have the right to use the promotional content. Party A shall be liable for any economic loss caused to Party B by Party A.

6. Party A shall, in accordance with relevant national regulations, provide Party B with certificates related to the promotion contents, including but not limited to business license, trademark registration certificate, production license, food circulation license, etc. If Party A refuses or fails to provide relevant documents or provides false documents, Party A shall be liable for the economic losses caused to Party B.

7. If Party A fails to perform its obligations in accordance with the time agreed by both parties and causes delay in the promotion service, it shall bear the consequences and losses arising therefrom and shall be obliged to compensate Party B for the losses caused thereby.

8. Party A warrants that its promotional content shall not infringe upon the legitimate rights of any third party, including but not limited to intellectual property rights, portrait rights, etc., and is obliged to bear the corresponding liability for compensation when its promotional content infringes upon the rights and interests of others.

9. Party B warrants that it shall provide Party A with integrated marketing plans and precise programmatic promotion services as agreed by both parties, and shall supervise the broadcasting and supervision after the promotion.

10. Party A shall provide promotion needs, and Party B shall provide promotion services in time after confirming the content of the picture.

11. If a party causes a delay in the publication of the picture, after negotiation, the period can be extended according to the contract.

V、Liability for breach

1. Party A shall pay the amount agreed herein on time; otherwise, Party A shall pay Party B a penalty for overdue payment at the rate of 3/1000 of the total contract amount for each day overdue.

2. If either party needs to terminate the Contract in advance, it shall notify the other party in writing 15 days in advance and shall not terminate the Contract without the written consent of the other party.

3. During the validity period of the Contract, each additional contract signed by Party A and Party B shall comply with the terms of this Contract, which shall have the same legal effect on each additional contract.

4. In case of early termination of the Contract due to Party A’s breach of contract, Party A shall pay Party B liquidated damages equal to 10% of the total contract price in addition to the promotion fee during the promotion service period.

VI、Force majeure

Force majeure refers to unforeseeable, unavoidable and insurmountable objective circumstances, including but not limited to: natural disasters, government actions, strikes, wars, signal interruption of telecom operators, back-office failures, account closures, telecommunication lines, server failures, equipment upgrading and other causes that make the performance of this Contract impossible, may be suspended. After the force majeure is lifted, the implementation and promotion services of the Agreement shall continue.

VII、Confidentiality agreement

1. Both parties guarantee to keep confidential the contents of this Agreement and documents and materials (including trade secrets, business plans, project materials and information, cooperation methods, cooperation contents, distribution methods, financial information, technical information, business information and other trade secrets, etc.) of the other party that they have learned during the process of discussing, signing and performing this Agreement and which cannot be obtained from public channels. Without the consent of the disclosing party, the other party shall not disclose the whole or part of the trade secret to any third party or use the trade secret for any purpose other than the purpose of this Agreement.

2. Both parties agree that they shall not allow any third party to contact or disclose the above trade secrets to any third party, nor shall they use the trade secrets for any other purpose other than this Contract. Both parties undertake that if this confidentiality obligation is extended to its employees and affiliates, any party or its employees and affiliates violates this confidentiality obligation, such party shall also bear all legal responsibilities.

3. The confidentiality obligation shall remain valid during the term of the Contract and after its termination, and shall not become invalid due to the invalidity or cancellation of other provisions hereof in whole or in part.

VIII、Dispute resolution method

1. The signing, interpretation, execution and dispute resolution methods of this Contract shall be governed by the laws of the People’s Republic of China (excluding Hong Kong, Macao and Taiwan).

2. Any dispute or dispute arising from the execution, interpretation and execution of this Contract shall be settled by both parties through friendly negotiation. If no settlement can be reached through negotiation, either party may bring a lawsuit to the people’s court with jurisdiction in the place where Party B is located.

VIV、Other agreement

1. The mailing address and contact information of both parties set forth herein shall be deemed as the legal service address and contact information of both parties, and any correspondence between the parties during the performance of this Agreement shall be deemed to have been delivered once sent in accordance with the above address and contact information. If either party changes its address or contact information, it shall notify the other party in writing 10 days in advance. If any correspondence cannot be delivered and signed due to the wrong address or contact information or failure to change it in time, the legal responsibility shall be borne by the party providing the wrong information or failing to change the information in time.

2. The attachments and supplementary agreements hereto are an integral part of this Contract and have the same legal effect as this Contract.

3. The Agreement shall not be modified by either party within the validity period. Any modification shall be subject to written confirmation by both parties. For matters not covered in this Agreement, both parties may negotiate and sign a supplementary agreement separately as an annex to this Agreement.

4. This Agreement is made in two originals, with one held by Party A and one held by Party B. The agreement shall come into force upon being sealed by both parties.

(No Text Below)

There is no text on this page, which is the signing page of the Promotion and Empowerment Cooperation Agreement No.[*]

Party A (Seal) : Xiamen Liubenmu Culture Media Co., LTD.

Party B (Seal) : Lianzhang Digital Marketing Planning (Xiamen) Co., Ltd.

Promotion and Empowerment Cooperation Agreement

Party A: Xiamen Liubenmu Culture Media Co., LTD.

Legal representative: Yunting Chen

Address: Unit 301, 3rd Floor, No.168 Fengqi Road, Software Park, Torch High-tech Zone, Xiamen

Party B: Lianzhang Digital Marketing Planning (Xiamen) Co., Ltd.

Legal representative: Andong Zhang

Address: 997, 14F Shipping Building, No. 809 Middle Songyu Road, Xiamen, China (Fujian) Pilot Free Trade Zone

Based on the principles of equality, voluntarism, mutual benefit, honesty and good faith, and common development, Party A and Party B, in accordance with the provisions of the Civil Code of the People’s Republic of China and other relevant laws and regulations, reach the following terms and conditions on the promotion and cooperation between the two parties through friendly negotiation for mutual compliance.

I、Contract period

From August 7, 2024 to February 28, 2025. This contract shall be automatically terminated upon expiration of the term. If both parties fail to fulfill their rights and obligations upon expiration of the term, the term of this Contract shall be extended until the completion of the performance by both parties. One month before the expiration of the term, the parties shall negotiate the renewal separately.

II、Mode of cooperation

1. “Wangongmengyue” : refers to the integration and empowerment of building elevator screens, smart home screens, hotel rooms, online pop-up screen promotion resources, TV program placement, offline activities, outdoor life scene screens and other online and offline marketing planning activities, to provide customers with integrated marketing programs and precise programmatic promotion. The specific promotion plan shall be subject to the “Promotion Enabling Service Settlement Statement” determined by both parties.

2. Form of cooperation: This cooperation is aimed at Party A or Party A’s customers using Party B’s “Wanwu Covenant” platform to carry out precise programmatic promotion. Party A shall specify the equipment scenario and inform Party B, and Party B shall, within the entrusted amount of Party A, send the promotion demand to the marketing promotion resource platform designated by Party A.

3. Party B shall provide Party A or Party A’s customers with integrated marketing plans and precise programmatic promotion services to complete the technical support and services hereunder. Party B, as the general planner of brand promotion designated by Party A or Party A, shall play a leading role in the integrated marketing plans and precise programmatic promotion matters agreed upon by both parties and bear the main responsibility for such promotion activities. To ensure that Party A or Party A’s designated integrated marketing plan and precise programmatic promotion are normally implemented.

4. Party B shall be solely responsible for the integrated marketing plan and precise programmatic promotion services, and shall provide platform promotion services and information delivery services for the whole project according to the needs of Party A. Party B shall confirm the pricing right of subcontracting/subcontracting. However, Party B shall be jointly and severally liable for the actions of the subcontractor to ensure that the integrated marketing plan and precise programmatic promotion services designated by Party A or Party A are implemented as agreed by the parties.

III、Promotional service amount and payment method

1. the promotion materials involved are: Xiangshushangcheng, promotion services including tax amount: ¥5,595,500.00, which does not include value-added tax amount: ¥5,278,773.58, the tax rate of 6%.

2. Settlement terms: Settlement terms: After the contract is signed, Party A shall pay Party B no less than 80% of the contract amount of the promotion fee before the promotion, and the remaining amount shall be paid no less than 10% every month until all the promotion amount is paid.

3. Party B’s designated account information is as follows:

Account Name: [*]

Bank account number: [*]

Opening bank: Industrial Bank Co., LTD. Xiamen Technology branch

4. Invoice issuance: Party B shall issue a special VAT invoice of the corresponding amount to Party A upon receipt of the payment paid by Party A. Party B shall issue a special VAT invoice of information technology service/modern service with a tax point of 6%. The specific billing information shall be subject to the payment account information.

IV、Rights and obligations of both parties

1. The promotional content shall be provided by Party A, and Party B shall have the right to submit the content materials for approval and review. In case of non-compliance with relevant laws and regulations, Party B shall have the right to request Party A to make corrections within the specified time limit. If Party A refuses to correct or exceeds the time limit for correction, Party B shall have the right to refuse to publish for Party A, and Party A shall bear the losses caused thereby.

2. Party B shall provide integrated marketing plan and precise programmatic promotion service support according to Party A’s needs and objectives, including but not limited to the formulation of marketing plan, technical support and suggestions.

3. Party B shall use its professional technical knowledge and experience to provide Party A with service solutions for integrated marketing programs and precise programmatic promotion. Both parties will fully communicate and cooperate to ensure that the integrated marketing plan and precise programmatic promotion plan meet the requirements of Party A.

4. Party A shall actively cooperate with Party B in providing integrated marketing plan and precision programmatic promotion service, and provide necessary materials and information so that Party B can accurately analyze and optimize the integrated marketing plan and precision programmatic promotion effect.

5. The promotional content provided by Party A shall comply with relevant national regulations, ensure that the promotional content is true and legal, and have the right to use the promotional content. Party A shall be liable for any economic loss caused to Party B by Party A.

6. Party A shall, in accordance with relevant national regulations, provide Party B with certificates related to the promotion contents, including but not limited to business license, trademark registration certificate, production license, food circulation license, etc. If Party A refuses or fails to provide relevant documents or provides false documents, Party A shall be liable for the economic losses caused to Party B.

7. If Party A fails to perform its obligations in accordance with the time agreed by both parties and causes delay in the promotion service, it shall bear the consequences and losses arising therefrom and shall be obliged to compensate Party B for the losses caused thereby.

8. Party A warrants that its promotional content shall not infringe upon the legitimate rights of any third party, including but not limited to intellectual property rights, portrait rights, etc., and is obliged to bear the corresponding liability for compensation when its promotional content infringes upon the rights and interests of others.

9. Party B warrants that it shall provide Party A with integrated marketing plans and precise programmatic promotion services as agreed by both parties, and shall supervise the broadcasting and supervision after the promotion.

10. Party A shall provide promotion needs, and Party B shall provide promotion services in time after confirming the content of the picture.

11. If a party causes a delay in the publication of the picture, after negotiation, the period can be extended according to the contract.

V、Liability for breach

1. Party A shall pay the amount agreed herein on time; otherwise, Party A shall pay Party B a penalty for overdue payment at the rate of 3/1000 of the total contract amount for each day overdue.

2. If either party needs to terminate the Contract in advance, it shall notify the other party in writing 15 days in advance and shall not terminate the Contract without the written consent of the other party.

3. During the validity period of the Contract, each additional contract signed by Party A and Party B shall comply with the terms of this Contract, which shall have the same legal effect on each additional contract.

4. In case of early termination of the Contract due to Party A’s breach of contract, Party A shall pay Party B liquidated damages equal to 10% of the total contract price in addition to the promotion fee during the promotion service period.

VI、Force majeure

Force majeure refers to unforeseeable, unavoidable and insurmountable objective circumstances, including but not limited to: natural disasters, government actions, strikes, wars, signal interruption of telecom operators, back-office failures, account closures, telecommunication lines, server failures, equipment upgrading and other causes that make the performance of this Contract impossible, may be suspended. After the force majeure is lifted, the implementation and promotion services of the Agreement shall continue.

VII、Confidentiality agreement

1. Both parties guarantee to keep confidential the contents of this Agreement and documents and materials (including trade secrets, business plans, project materials and information, cooperation methods, cooperation contents, distribution methods, financial information, technical information, business information and other trade secrets, etc.) of the other party that they have learned during the process of discussing, signing and performing this Agreement and which cannot be obtained from public channels. Without the consent of the disclosing party, the other party shall not disclose the whole or part of the trade secret to any third party or use the trade secret for any purpose other than the purpose of this Agreement.

2. Both parties agree that they shall not allow any third party to contact or disclose the above trade secrets to any third party, nor shall they use the trade secrets for any other purpose other than this Contract. Both parties undertake that if this confidentiality obligation is extended to its employees and affiliates, any party or its employees and affiliates violates this confidentiality obligation, such party shall also bear all legal responsibilities.

3. The confidentiality obligation shall remain valid during the term of the Contract and after its termination, and shall not become invalid due to the invalidity or cancellation of other provisions hereof in whole or in part.

VIII、Dispute resolution method

1. The signing, interpretation, execution and dispute resolution methods of this Contract shall be governed by the laws of the People’s Republic of China (excluding Hong Kong, Macao and Taiwan).

2. Any dispute or dispute arising from the execution, interpretation and execution of this Contract shall be settled by both parties through friendly negotiation. If no settlement can be reached through negotiation, either party may bring a lawsuit to the people’s court with jurisdiction in the place where Party B is located.

VIV、Other agreement

1. The mailing address and contact information of both parties set forth herein shall be deemed as the legal service address and contact information of both parties, and any correspondence between the parties during the performance of this Agreement shall be deemed to have been delivered once sent in accordance with the above address and contact information. If either party changes its address or contact information, it shall notify the other party in writing 10 days in advance. If any correspondence cannot be delivered and signed due to the wrong address or contact information or failure to change it in time, the legal responsibility shall be borne by the party providing the wrong information or failing to change the information in time.

2. The attachments and supplementary agreements hereto are an integral part of this Contract and have the same legal effect as this Contract.

3. The Agreement shall not be modified by either party within the validity period. Any modification shall be subject to written confirmation by both parties. For matters not covered in this Agreement, both parties may negotiate and sign a supplementary agreement separately as an annex to this Agreement.

4. This Agreement is made in two originals, with one held by Party A and one held by Party B. The agreement shall come into force upon being sealed by both parties.

(No Text Below)

There is no text on this page, which is the signing page of the Promotion and Empowerment Cooperation Agreement No. [*]

Party A (Seal) : Xiamen Liubenmu Culture Media Co., LTD.

Party B (Seal) : Lianzhang Digital Marketing Planning (Xiamen) Co., Ltd.

Promotion and Empowerment Cooperation Agreement

Party A: Xiamen Liubenmu Culture Media Co., LTD.

Legal representative: Yunting Chen

Address: Unit 301, 3rd Floor, No.168 Fengqi Road, Software Park, Torch High-tech Zone, Xiamen

Party B: Lianzhang Digital Marketing Planning (Xiamen) Co., Ltd.

Legal representative: Andong Zhang

Address: 997, 14F Shipping Building, No. 809 Middle Songyu Road, Xiamen, China (Fujian) Pilot Free Trade Zone

Based on the principles of equality, voluntarism, mutual benefit, honesty and good faith, and common development, Party A and Party B, in accordance with the provisions of the Civil Code of the People’s Republic of China and other relevant laws and regulations, reach the following terms and conditions on the promotion and cooperation between the two parties through friendly negotiation for mutual compliance.

I、Contract period

From August 9, 2024 to February 28, 2025. This contract shall be automatically terminated upon expiration of the term. If both parties fail to fulfill their rights and obligations upon expiration of the term, the term of this Contract shall be extended until the completion of the performance by both parties. One month before the expiration of the term, the parties shall negotiate the renewal separately.

II、Mode of cooperation

1. “Wangongmengyue” : refers to the integration and empowerment of building elevator screens, smart home screens, hotel rooms, online pop-up screen promotion resources, TV program placement, offline activities, outdoor life scene screens and other online and offline marketing planning activities, to provide customers with integrated marketing programs and precise programmatic promotion. The specific promotion plan shall be subject to the “Promotion Enabling Service Settlement Statement” determined by both parties.

2. Form of cooperation: This cooperation is aimed at Party A or Party A’s customers using Party B’s “Wanwu Covenant” platform to carry out precise programmatic promotion. Party A shall specify the equipment scenario and inform Party B, and Party B shall, within the entrusted amount of Party A, send the promotion demand to the marketing promotion resource platform designated by Party A.

3. Party B shall provide Party A or Party A’s customers with integrated marketing plans and precise programmatic promotion services to complete the technical support and services hereunder. Party B, as the general planner of brand promotion designated by Party A or Party A, shall play a leading role in the integrated marketing plans and precise programmatic promotion matters agreed upon by both parties and bear the main responsibility for such promotion activities. To ensure that Party A or Party A’s designated integrated marketing plan and precise programmatic promotion are normally implemented.

4. Party B shall be solely responsible for the integrated marketing plan and precise programmatic promotion services, and shall provide platform promotion services and information delivery services for the whole project according to the needs of Party A. Party B shall confirm the pricing right of subcontracting/subcontracting. However, Party B shall be jointly and severally liable for the actions of the subcontractor to ensure that the integrated marketing plan and precise programmatic promotion services designated by Party A or Party A are implemented as agreed by the parties.

III、Promotional service amount and payment method

1. the promotion materials involved are: Guangzhoutajiu, promotion services including tax amount: ¥5,866,250.00, which does not include value-added tax amount: ¥5,534,198.11, the tax rate of 6%.

2. Settlement terms: Settlement terms: After the contract is signed, Party A shall pay Party B no less than 80% of the contract amount of the promotion fee before the promotion, and the remaining amount shall be paid no less than 10% every month until all the promotion amount is paid.

3. Party B’s designated account information is as follows:

Account Name: [*]

Bank account number: [*]

Opening bank: Industrial Bank Co., LTD. Xiamen Technology branch

5. Invoice issuance: Party B shall issue a special VAT invoice of the corresponding amount to Party A upon receipt of the payment paid by Party A. Party B shall issue a special VAT invoice of information technology service/modern service with a tax point of 6%. The specific billing information shall be subject to the payment account information.

IV、Rights and obligations of both parties

1. The promotional content shall be provided by Party A, and Party B shall have the right to submit the content materials for approval and review. In case of non-compliance with relevant laws and regulations, Party B shall have the right to request Party A to make corrections within the specified time limit. If Party A refuses to correct or exceeds the time limit for correction, Party B shall have the right to refuse to publish for Party A, and Party A shall bear the losses caused thereby.

2. Party B shall provide integrated marketing plan and precise programmatic promotion service support according to Party A’s needs and objectives, including but not limited to the formulation of marketing plan, technical support and suggestions.

3. Party B shall use its professional technical knowledge and experience to provide Party A with service solutions for integrated marketing programs and precise programmatic promotion. Both parties will fully communicate and cooperate to ensure that the integrated marketing plan and precise programmatic promotion plan meet the requirements of Party A.

4. Party A shall actively cooperate with Party B in providing integrated marketing plan and precision programmatic promotion service, and provide necessary materials and information so that Party B can accurately analyze and optimize the integrated marketing plan and precision programmatic promotion effect.

5. The promotional content provided by Party A shall comply with relevant national regulations, ensure that the promotional content is true and legal, and have the right to use the promotional content. Party A shall be liable for any economic loss caused to Party B by Party A.

6. Party A shall, in accordance with relevant national regulations, provide Party B with certificates related to the promotion contents, including but not limited to business license, trademark registration certificate, production license, food circulation license, etc. If Party A refuses or fails to provide relevant documents or provides false documents, Party A shall be liable for the economic losses caused to Party B.

7. If Party A fails to perform its obligations in accordance with the time agreed by both parties and causes delay in the promotion service, it shall bear the consequences and losses arising therefrom and shall be obliged to compensate Party B for the losses caused thereby.

8. Party A warrants that its promotional content shall not infringe upon the legitimate rights of any third party, including but not limited to intellectual property rights, portrait rights, etc., and is obliged to bear the corresponding liability for compensation when its promotional content infringes upon the rights and interests of others.

9. Party B warrants that it shall provide Party A with integrated marketing plans and precise programmatic promotion services as agreed by both parties, and shall supervise the broadcasting and supervision after the promotion.

10. Party A shall provide promotion needs, and Party B shall provide promotion services in time after confirming the content of the picture.

11. If a party causes a delay in the publication of the picture, after negotiation, the period can be extended according to the contract.

V、Liability for breach

1. Party A shall pay the amount agreed herein on time; otherwise, Party A shall pay Party B a penalty for overdue payment at the rate of 3/1000 of the total contract amount for each day overdue.

2. If either party needs to terminate the Contract in advance, it shall notify the other party in writing 15 days in advance and shall not terminate the Contract without the written consent of the other party.

3. During the validity period of the Contract, each additional contract signed by Party A and Party B shall comply with the terms of this Contract, which shall have the same legal effect on each additional contract.

4. In case of early termination of the Contract due to Party A’s breach of contract, Party A shall pay Party B liquidated damages equal to 10% of the total contract price in addition to the promotion fee during the promotion service period.

VI、Force majeure

Force majeure refers to unforeseeable, unavoidable and insurmountable objective circumstances, including but not limited to: natural disasters, government actions, strikes, wars, signal interruption of telecom operators, back-office failures, account closures, telecommunication lines, server failures, equipment upgrading and other causes that make the performance of this Contract impossible, may be suspended. After the force majeure is lifted, the implementation and promotion services of the Agreement shall continue.

VII、Confidentiality agreement

1. Both parties guarantee to keep confidential the contents of this Agreement and documents and materials (including trade secrets, business plans, project materials and information, cooperation methods, cooperation contents, distribution methods, financial information, technical information, business information and other trade secrets, etc.) of the other party that they have learned during the process of discussing, signing and performing this Agreement and which cannot be obtained from public channels. Without the consent of the disclosing party, the other party shall not disclose the whole or part of the trade secret to any third party or use the trade secret for any purpose other than the purpose of this Agreement.

2. Both parties agree that they shall not allow any third party to contact or disclose the above trade secrets to any third party, nor shall they use the trade secrets for any other purpose other than this Contract. Both parties undertake that if this confidentiality obligation is extended to its employees and affiliates, any party or its employees and affiliates violates this confidentiality obligation, such party shall also bear all legal responsibilities.

3. The confidentiality obligation shall remain valid during the term of the Contract and after its termination, and shall not become invalid due to the invalidity or cancellation of other provisions hereof in whole or in part.

VIII、Dispute resolution method

1. The signing, interpretation, execution and dispute resolution methods of this Contract shall be governed by the laws of the People’s Republic of China (excluding Hong Kong, Macao and Taiwan).

2. Any dispute or dispute arising from the execution, interpretation and execution of this Contract shall be settled by both parties through friendly negotiation. If no settlement can be reached through negotiation, either party may bring a lawsuit to the people’s court with jurisdiction in the place where Party B is located.

VIV、Other agreement

1. The mailing address and contact information of both parties set forth herein shall be deemed as the legal service address and contact information of both parties, and any correspondence between the parties during the performance of this Agreement shall be deemed to have been delivered once sent in accordance with the above address and contact information. If either party changes its address or contact information, it shall notify the other party in writing 10 days in advance. If any correspondence cannot be delivered and signed due to the wrong address or contact information or failure to change it in time, the legal responsibility shall be borne by the party providing the wrong information or failing to change the information in time.

2. The attachments and supplementary agreements hereto are an integral part of this Contract and have the same legal effect as this Contract.

3. The Agreement shall not be modified by either party within the validity period. Any modification shall be subject to written confirmation by both parties. For matters not covered in this Agreement, both parties may negotiate and sign a supplementary agreement separately as an annex to this Agreement.

4. This Agreement is made in two originals, with one held by Party A and one held by Party B. The agreement shall come into force upon being sealed by both parties.

(No Text Below)

There is no text on this page, which is the signing page of the Promotion and Empowerment Cooperation Agreement No. [*]

Party A (Seal) : Xiamen Liubenmu Culture Media Co., LTD.

Party B (Seal) : Lianzhang Digital Marketing Planning (Xiamen) Co., Ltd.

Promotion and Empowerment Cooperation Agreement

Party A: Xiamen Liubenmu Culture Media Co., LTD.

Legal representative: Yunting Chen

Address: Unit 301, 3rd Floor, No.168 Fengqi Road, Software Park, Torch High-tech Zone, Xiamen

Party B: Lianzhang Digital Marketing Planning (Xiamen) Co., Ltd.

Legal representative: Andong Zhang

Address: 997, 14F Shipping Building, No. 809 Middle Songyu Road, Xiamen, China (Fujian) Pilot Free Trade Zone

Based on the principles of equality, voluntarism, mutual benefit, honesty and good faith, and common development, Party A and Party B, in accordance with the provisions of the Civil Code of the People’s Republic of China and other relevant laws and regulations, reach the following terms and conditions on the promotion and cooperation between the two parties through friendly negotiation for mutual compliance.

I、Contract period

From August 16, 2024 to February 28, 2025. This contract shall be automatically terminated upon expiration of the term. If both parties fail to fulfill their rights and obligations upon expiration of the term, the term of this Contract shall be extended until the completion of the performance by both parties. One month before the expiration of the term, the parties shall negotiate the renewal separately.

II、Mode of cooperation

1. “Wangongmengyue” : refers to the integration and empowerment of building elevator screens, smart home screens, hotel rooms, online pop-up screen promotion resources, TV program placement, offline activities, outdoor life scene screens and other online and offline marketing planning activities, to provide customers with integrated marketing programs and precise programmatic promotion. The specific promotion plan shall be subject to the “Promotion Enabling Service Settlement Statement” determined by both parties.

2. Form of cooperation: This cooperation is aimed at Party A or Party A’s customers using Party B’s “Wanwu Covenant” platform to carry out precise programmatic promotion. Party A shall specify the equipment scenario and inform Party B, and Party B shall, within the entrusted amount of Party A, send the promotion demand to the marketing promotion resource platform designated by Party A.

3. Party B shall provide Party A or Party A’s customers with integrated marketing plans and precise programmatic promotion services to complete the technical support and services hereunder. Party B, as the general planner of brand promotion designated by Party A or Party A, shall play a leading role in the integrated marketing plans and precise programmatic promotion matters agreed upon by both parties and bear the main responsibility for such promotion activities. To ensure that Party A or Party A’s designated integrated marketing plan and precise programmatic promotion are normally implemented.

4. Party B shall be solely responsible for the integrated marketing plan and precise programmatic promotion services, and shall provide platform promotion services and information delivery services for the whole project according to the needs of Party A. Party B shall confirm the pricing right of subcontracting/subcontracting. However, Party B shall be jointly and severally liable for the actions of the subcontractor to ensure that the integrated marketing plan and precise programmatic promotion services designated by Party A or Party A are implemented as agreed by the parties.

III、Promotional service amount and payment method

1. the promotion materials involved are: Shiwanyubingshao, promotion services including tax amount: ¥5,415,000.00, which does not include value-added tax amount: ¥5,108,490.57 the tax rate of 6%.

2. Settlement terms: Settlement terms: After the contract is signed, Party A shall pay Party B no less than 80% of the contract amount of the promotion fee before the promotion, and the remaining amount shall be paid no less than 10% every month until all the promotion amount is paid.

3. Party B’s designated account information is as follows:

Account Name: [*]

Bank account number: [*]

Opening bank: Industrial Bank Co., LTD. Xiamen Technology branch

6. Invoice issuance: Party B shall issue a special VAT invoice of the corresponding amount to Party A upon receipt of the payment paid by Party A. Party B shall issue a special VAT invoice of information technology service/modern service with a tax point of 6%. The specific billing information shall be subject to the payment account information.

IV、Rights and obligations of both parties

1. The promotional content shall be provided by Party A, and Party B shall have the right to submit the content materials for approval and review. In case of non-compliance with relevant laws and regulations, Party B shall have the right to request Party A to make corrections within the specified time limit. If Party A refuses to correct or exceeds the time limit for correction, Party B shall have the right to refuse to publish for Party A, and Party A shall bear the losses caused thereby.

2. Party B shall provide integrated marketing plan and precise programmatic promotion service support according to Party A’s needs and objectives, including but not limited to the formulation of marketing plan, technical support and suggestions.

3. Party B shall use its professional technical knowledge and experience to provide Party A with service solutions for integrated marketing programs and precise programmatic promotion. Both parties will fully communicate and cooperate to ensure that the integrated marketing plan and precise programmatic promotion plan meet the requirements of Party A.

4. Party A shall actively cooperate with Party B in providing integrated marketing plan and precision programmatic promotion service, and provide necessary materials and information so that Party B can accurately analyze and optimize the integrated marketing plan and precision programmatic promotion effect.

5. The promotional content provided by Party A shall comply with relevant national regulations, ensure that the promotional content is true and legal, and have the right to use the promotional content. Party A shall be liable for any economic loss caused to Party B by Party A.

6. Party A shall, in accordance with relevant national regulations, provide Party B with certificates related to the promotion contents, including but not limited to business license, trademark registration certificate, production license, food circulation license, etc. If Party A refuses or fails to provide relevant documents or provides false documents, Party A shall be liable for the economic losses caused to Party B.

7. If Party A fails to perform its obligations in accordance with the time agreed by both parties and causes delay in the promotion service, it shall bear the consequences and losses arising therefrom and shall be obliged to compensate Party B for the losses caused thereby.

8. Party A warrants that its promotional content shall not infringe upon the legitimate rights of any third party, including but not limited to intellectual property rights, portrait rights, etc., and is obliged to bear the corresponding liability for compensation when its promotional content infringes upon the rights and interests of others.

9. Party B warrants that it shall provide Party A with integrated marketing plans and precise programmatic promotion services as agreed by both parties, and shall supervise the broadcasting and supervision after the promotion.

10. Party A shall provide promotion needs, and Party B shall provide promotion services in time after confirming the content of the picture.

11. If a party causes a delay in the publication of the picture, after negotiation, the period can be extended according to the contract.

V、Liability for breach

1. Party A shall pay the amount agreed herein on time; otherwise, Party A shall pay Party B a penalty for overdue payment at the rate of 3/1000 of the total contract amount for each day overdue.

2. If either party needs to terminate the Contract in advance, it shall notify the other party in writing 15 days in advance and shall not terminate the Contract without the written consent of the other party.

3. During the validity period of the Contract, each additional contract signed by Party A and Party B shall comply with the terms of this Contract, which shall have the same legal effect on each additional contract.

4. In case of early termination of the Contract due to Party A’s breach of contract, Party A shall pay Party B liquidated damages equal to 10% of the total contract price in addition to the promotion fee during the promotion service period.

VI、Force majeure

Force majeure refers to unforeseeable, unavoidable and insurmountable objective circumstances, including but not limited to: natural disasters, government actions, strikes, wars, signal interruption of telecom operators, back-office failures, account closures, telecommunication lines, server failures, equipment upgrading and other causes that make the performance of this Contract impossible, may be suspended. After the force majeure is lifted, the implementation and promotion services of the Agreement shall continue.

VII、Confidentiality agreement

1. Both parties guarantee to keep confidential the contents of this Agreement and documents and materials (including trade secrets, business plans, project materials and information, cooperation methods, cooperation contents, distribution methods, financial information, technical information, business information and other trade secrets, etc.) of the other party that they have learned during the process of discussing, signing and performing this Agreement and which cannot be obtained from public channels. Without the consent of the disclosing party, the other party shall not disclose the whole or part of the trade secret to any third party or use the trade secret for any purpose other than the purpose of this Agreement.

2. Both parties agree that they shall not allow any third party to contact or disclose the above trade secrets to any third party, nor shall they use the trade secrets for any other purpose other than this Contract. Both parties undertake that if this confidentiality obligation is extended to its employees and affiliates, any party or its employees and affiliates violates this confidentiality obligation, such party shall also bear all legal responsibilities.

3. The confidentiality obligation shall remain valid during the term of the Contract and after its termination, and shall not become invalid due to the invalidity or cancellation of other provisions hereof in whole or in part.

VIII、Dispute resolution method

1. The signing, interpretation, execution and dispute resolution methods of this Contract shall be governed by the laws of the People’s Republic of China (excluding Hong Kong, Macao and Taiwan).

2. Any dispute or dispute arising from the execution, interpretation and execution of this Contract shall be settled by both parties through friendly negotiation. If no settlement can be reached through negotiation, either party may bring a lawsuit to the people’s court with jurisdiction in the place where Party B is located.

VIV、Other agreement

1. The mailing address and contact information of both parties set forth herein shall be deemed as the legal service address and contact information of both parties, and any correspondence between the parties during the performance of this Agreement shall be deemed to have been delivered once sent in accordance with the above address and contact information. If either party changes its address or contact information, it shall notify the other party in writing 10 days in advance. If any correspondence cannot be delivered and signed due to the wrong address or contact information or failure to change it in time, the legal responsibility shall be borne by the party providing the wrong information or failing to change the information in time.

2. The attachments and supplementary agreements hereto are an integral part of this Contract and have the same legal effect as this Contract.

3. The Agreement shall not be modified by either party within the validity period. Any modification shall be subject to written confirmation by both parties. For matters not covered in this Agreement, both parties may negotiate and sign a supplementary agreement separately as an annex to this Agreement.

4. This Agreement is made in two originals, with one held by Party A and one held by Party B. The agreement shall come into force upon being sealed by both parties.

(No Text Below)

There is no text on this page, which is the signing page of the Promotion and Empowerment Cooperation Agreement No. [*]

Party A (Seal) : Xiamen Liubenmu Culture Media Co., LTD.

Party B (Seal) : Lianzhang Digital Marketing Planning (Xiamen) Co., Ltd.

Promotion and Empowerment Cooperation Agreement

Party A: Xiamen Liubenmu Culture Media Co., LTD.

Legal representative: Yunting Chen

Address: Unit 301, 3rd Floor, No.168 Fengqi Road, Software Park, Torch High-tech Zone, Xiamen

Party B: Lianzhang Digital Marketing Planning (Xiamen) Co., Ltd.

Legal representative: Andong Zhang

Address: 997, 14F Shipping Building, No. 809 Middle Songyu Road, Xiamen, China (Fujian) Pilot Free Trade Zone

Based on the principles of equality, voluntarism, mutual benefit, honesty and good faith, and common development, Party A and Party B, in accordance with the provisions of the Civil Code of the People’s Republic of China and other relevant laws and regulations, reach the following terms and conditions on the promotion and cooperation between the two parties through friendly negotiation for mutual compliance.

I、Contract period

From August 20, 2024 to February 28, 2025. This contract shall be automatically terminated upon expiration of the term. If both parties fail to fulfill their rights and obligations upon expiration of the term, the term of this Contract shall be extended until the completion of the performance by both parties. One month before the expiration of the term, the parties shall negotiate the renewal separately.

II、Mode of cooperation

1. “Wangongmengyue” : refers to the integration and empowerment of building elevator screens, smart home screens, hotel rooms, online pop-up screen promotion resources, TV program placement, offline activities, outdoor life scene screens and other online and offline marketing planning activities, to provide customers with integrated marketing programs and precise programmatic promotion. The specific promotion plan shall be subject to the “Promotion Enabling Service Settlement Statement” determined by both parties.

2. Form of cooperation: This cooperation is aimed at Party A or Party A’s customers using Party B’s “Wanwu Covenant” platform to carry out precise programmatic promotion. Party A shall specify the equipment scenario and inform Party B, and Party B shall, within the entrusted amount of Party A, send the promotion demand to the marketing promotion resource platform designated by Party A.

3. Party B shall provide Party A or Party A’s customers with integrated marketing plans and precise programmatic promotion services to complete the technical support and services hereunder. Party B, as the general planner of brand promotion designated by Party A or Party A, shall play a leading role in the integrated marketing plans and precise programmatic promotion matters agreed upon by both parties and bear the main responsibility for such promotion activities. To ensure that Party A or Party A’s designated integrated marketing plan and precise programmatic promotion are normally implemented.

4. Party B shall be solely responsible for the integrated marketing plan and precise programmatic promotion services, and shall provide platform promotion services and information delivery services for the whole project according to the needs of Party A. Party B shall confirm the pricing right of subcontracting/subcontracting. However, Party B shall be jointly and severally liable for the actions of the subcontractor to ensure that the integrated marketing plan and precise programmatic promotion services designated by Party A or Party A are implemented as agreed by the parties.

III、Promotional service amount and payment method

1. the promotion materials involved are: Wushijinyinhualu, promotion services including tax amount: ¥5,821,125.00, which does not include value-added tax amount: ¥5,491,627.36 the tax rate of 6%.

2. Settlement terms: Settlement terms: After the contract is signed, Party A shall pay Party B no less than 80% of the contract amount of the promotion fee before the promotion, and the remaining amount shall be paid no less than 10% every month until all the promotion amount is paid.

3. Party B’s designated account information is as follows:

Account Name: [*]

Bank account number: [*]

Opening bank: Industrial Bank Co., LTD. Xiamen Technology branch

7. Invoice issuance: Party B shall issue a special VAT invoice of the corresponding amount to Party A upon receipt of the payment paid by Party A. Party B shall issue a special VAT invoice of information technology service/modern service with a tax point of 6%. The specific billing information shall be subject to the payment account information.

IV、Rights and obligations of both parties

1. The promotional content shall be provided by Party A, and Party B shall have the right to submit the content materials for approval and review. In case of non-compliance with relevant laws and regulations, Party B shall have the right to request Party A to make corrections within the specified time limit. If Party A refuses to correct or exceeds the time limit for correction, Party B shall have the right to refuse to publish for Party A, and Party A shall bear the losses caused thereby.

2. Party B shall provide integrated marketing plan and precise programmatic promotion service support according to Party A’s needs and objectives, including but not limited to the formulation of marketing plan, technical support and suggestions.

3. Party B shall use its professional technical knowledge and experience to provide Party A with service solutions for integrated marketing programs and precise programmatic promotion. Both parties will fully communicate and cooperate to ensure that the integrated marketing plan and precise programmatic promotion plan meet the requirements of Party A.

4. Party A shall actively cooperate with Party B in providing integrated marketing plan and precision programmatic promotion service, and provide necessary materials and information so that Party B can accurately analyze and optimize the integrated marketing plan and precision programmatic promotion effect.

5. The promotional content provided by Party A shall comply with relevant national regulations, ensure that the promotional content is true and legal, and have the right to use the promotional content. Party A shall be liable for any economic loss caused to Party B by Party A.

6. Party A shall, in accordance with relevant national regulations, provide Party B with certificates related to the promotion contents, including but not limited to business license, trademark registration certificate, production license, food circulation license, etc. If Party A refuses or fails to provide relevant documents or provides false documents, Party A shall be liable for the economic losses caused to Party B.

7. If Party A fails to perform its obligations in accordance with the time agreed by both parties and causes delay in the promotion service, it shall bear the consequences and losses arising therefrom and shall be obliged to compensate Party B for the losses caused thereby.

8. Party A warrants that its promotional content shall not infringe upon the legitimate rights of any third party, including but not limited to intellectual property rights, portrait rights, etc., and is obliged to bear the corresponding liability for compensation when its promotional content infringes upon the rights and interests of others.

9. Party B warrants that it shall provide Party A with integrated marketing plans and precise programmatic promotion services as agreed by both parties, and shall supervise the broadcasting and supervision after the promotion.

10. Party A shall provide promotion needs, and Party B shall provide promotion services in time after confirming the content of the picture.

11. If a party causes a delay in the publication of the picture, after negotiation, the period can be extended according to the contract.

V、Liability for breach

1. Party A shall pay the amount agreed herein on time; otherwise, Party A shall pay Party B a penalty for overdue payment at the rate of 3/1000 of the total contract amount for each day overdue.

2. If either party needs to terminate the Contract in advance, it shall notify the other party in writing 15 days in advance and shall not terminate the Contract without the written consent of the other party.

3. During the validity period of the Contract, each additional contract signed by Party A and Party B shall comply with the terms of this Contract, which shall have the same legal effect on each additional contract.

4. In case of early termination of the Contract due to Party A’s breach of contract, Party A shall pay Party B liquidated damages equal to 10% of the total contract price in addition to the promotion fee during the promotion service period.

VI、Force majeure

Force majeure refers to unforeseeable, unavoidable and insurmountable objective circumstances, including but not limited to: natural disasters, government actions, strikes, wars, signal interruption of telecom operators, back-office failures, account closures, telecommunication lines, server failures, equipment upgrading and other causes that make the performance of this Contract impossible, may be suspended. After the force majeure is lifted, the implementation and promotion services of the Agreement shall continue.

VII、Confidentiality agreement

1. Both parties guarantee to keep confidential the contents of this Agreement and documents and materials (including trade secrets, business plans, project materials and information, cooperation methods, cooperation contents, distribution methods, financial information, technical information, business information and other trade secrets, etc.) of the other party that they have learned during the process of discussing, signing and performing this Agreement and which cannot be obtained from public channels. Without the consent of the disclosing party, the other party shall not disclose the whole or part of the trade secret to any third party or use the trade secret for any purpose other than the purpose of this Agreement.

2. Both parties agree that they shall not allow any third party to contact or disclose the above trade secrets to any third party, nor shall they use the trade secrets for any other purpose other than this Contract. Both parties undertake that if this confidentiality obligation is extended to its employees and affiliates, any party or its employees and affiliates violates this confidentiality obligation, such party shall also bear all legal responsibilities.

3. The confidentiality obligation shall remain valid during the term of the Contract and after its termination, and shall not become invalid due to the invalidity or cancellation of other provisions hereof in whole or in part.

VIII、Dispute resolution method

1. The signing, interpretation, execution and dispute resolution methods of this Contract shall be governed by the laws of the People’s Republic of China (excluding Hong Kong, Macao and Taiwan).

2. Any dispute or dispute arising from the execution, interpretation and execution of this Contract shall be settled by both parties through friendly negotiation. If no settlement can be reached through negotiation, either party may bring a lawsuit to the people’s court with jurisdiction in the place where Party B is located.

VIV、Other agreement

1. The mailing address and contact information of both parties set forth herein shall be deemed as the legal service address and contact information of both parties, and any correspondence between the parties during the performance of this Agreement shall be deemed to have been delivered once sent in accordance with the above address and contact information. If either party changes its address or contact information, it shall notify the other party in writing 10 days in advance. If any correspondence cannot be delivered and signed due to the wrong address or contact information or failure to change it in time, the legal responsibility shall be borne by the party providing the wrong information or failing to change the information in time.

2. The attachments and supplementary agreements hereto are an integral part of this Contract and have the same legal effect as this Contract.

3. The Agreement shall not be modified by either party within the validity period. Any modification shall be subject to written confirmation by both parties. For matters not covered in this Agreement, both parties may negotiate and sign a supplementary agreement separately as an annex to this Agreement.

4. This Agreement is made in two originals, with one held by Party A and one held by Party B. The agreement shall come into force upon being sealed by both parties.

(No Text Below)

There is no text on this page, which is the signing page of the Promotion and Empowerment Cooperation Agreement No. [*]

Party A (Seal) : Xiamen Liubenmu Culture Media Co., LTD.

Party B (Seal) : Lianzhang Digital Marketing Planning (Xiamen) Co., Ltd.

Promotion and Empowerment Cooperation Agreement

Party A: Xiamen Liubenmu Culture Media Co., LTD.

Legal representative: Yunting Chen

Address: Unit 301, 3rd Floor, No.168 Fengqi Road, Software Park, Torch High-tech Zone, Xiamen

Party B: Lianzhang Digital Marketing Planning (Xiamen) Co., Ltd.

Legal representative: Andong Zhang

Address: 997, 14F Shipping Building, No. 809 Middle Songyu Road, Xiamen, China (Fujian) Pilot Free Trade Zone

Based on the principles of equality, voluntalism, mutual benefit, honesty and good faith, and common development, Party A and Party B, in accordance with the provisions of the Civil Code of the People’s Republic of China and other relevant laws and regulations, reach the following terms and conditions on the promotion and cooperation between the two parties through friendly negotiation for mutual compliance.

I、Contract period

From August 14, 2024 to February 28, 2025. This contract shall be automatically terminated upon expiration of the term. If both parties fail to fulfill their rights and obligations upon expiration of the term, the term of this Contract shall be extended until the completion of the performance by both parties. One month before the expiration of the term, the parties shall negotiate the renewal separately.

II、Mode of cooperation

1. “Wangongmengyue” : refers to the integration and empowerment of building elevator screens, smart home screens, hotel rooms, online pop-up screen promotion resources, TV program placement, offline activities, outdoor life scene screens and other online and offline marketing planning activities, to provide customers with integrated marketing programs and precise programmatic promotion. The specific promotion plan shall be subject to the “Promotion Enabling Service Settlement Statement” determined by both parties.

2. Form of cooperation: This cooperation is aimed at Party A or Party A’s customers using Party B’s “Wanwu Covenant” platform to carry out precise programmatic promotion. Party A shall specify the equipment scenario and inform Party B, and Party B shall, within the entrusted amount of Party A, send the promotion demand to the marketing promotion resource platform designated by Party A.

3. Party B shall provide Party A or Party A’s customers with integrated marketing plans and precise programmatic promotion services to complete the technical support and services hereunder. Party B, as the general planner of brand promotion designated by Party A or Party A, shall play a leading role in the integrated marketing plans and precise programmatic promotion matters agreed upon by both parties and bear the main responsibility for such promotion activities. To ensure that Party A or Party A’s designated integrated marketing plan and precise programmatic promotion are normally implemented.

4. Party B shall be solely responsible for the integrated marketing plan and precise programmatic promotion services, and shall provide platform promotion services and information delivery services for the whole project according to the needs of Party A. Party B shall confirm the pricing right of subcontracting/subcontracting. However, Party B shall be jointly and severally liable for the actions of the subcontractor to ensure that the integrated marketing plan and precise programmatic promotion services designated by Party A or Party A are implemented as agreed by the parties.

III、Promotional service amount and payment method

1. the promotion materials involved are: Zhujiangqiaojiangyou, promotion services including tax amount: ¥5,234,500.00, which does not include value-added tax amount: ¥4,938,207.55 the tax rate of 6%.

2. Settlement terms: Settlement terms: After the contract is signed, Party A shall pay Party B no less than 80% of the contract amount of the promotion fee before the promotion, and the remaining amount shall be paid no less than 10% every month until all the promotion amount is paid.

3. Party B’s designated account information is as follows:

Account Name: [*]

Bank account number: [*]

Opening bank: Industrial Bank Co., LTD. Xiamen Technology branch

8. Invoice issuance: Party B shall issue a special VAT invoice of the corresponding amount to Party A upon receipt of the payment paid by Party A. Party B shall issue a special VAT invoice of information technology service/modern service with a tax point of 6%. The specific billing information shall be subject to the payment account information.

IV、Rights and obligations of both parties

1. The promotional content shall be provided by Party A, and Party B shall have the right to submit the content materials for approval and review. In case of non-compliance with relevant laws and regulations, Party B shall have the right to request Party A to make corrections within the specified time limit. If Party A refuses to correct or exceeds the time limit for correction, Party B shall have the right to refuse to publish for Party A, and Party A shall bear the losses caused thereby.

2. Party B shall provide integrated marketing plan and precise programmatic promotion service support according to Party A’s needs and objectives, including but not limited to the formulation of marketing plan, technical support and suggestions.

3. Party B shall use its professional technical knowledge and experience to provide Party A with service solutions for integrated marketing programs and precise programmatic promotion. Both parties will fully communicate and cooperate to ensure that the integrated marketing plan and precise programmatic promotion plan meet the requirements of Party A.

4. Party A shall actively cooperate with Party B in providing integrated marketing plan and precision programmatic promotion service, and provide necessary materials and information so that Party B can accurately analyze and optimize the integrated marketing plan and precision programmatic promotion effect.

5. The promotional content provided by Party A shall comply with relevant national regulations, ensure that the promotional content is true and legal, and have the right to use the promotional content. Party A shall be liable for any economic loss caused to Party B by Party A.

6. Party A shall, in accordance with relevant national regulations, provide Party B with certificates related to the promotion contents, including but not limited to business license, trademark registration certificate, production license, food circulation license, etc. If Party A refuses or fails to provide relevant documents or provides false documents, Party A shall be liable for the economic losses caused to Party B.

7. If Party A fails to perform its obligations in accordance with the time agreed by both parties and causes delay in the promotion service, it shall bear the consequences and losses arising therefrom and shall be obliged to compensate Party B for the losses caused thereby.

8. Party A warrants that its promotional content shall not infringe upon the legitimate rights of any third party, including but not limited to intellectual property rights, portrait rights, etc., and is obliged to bear the corresponding liability for compensation when its promotional content infringes upon the rights and interests of others.

9. Party B warrants that it shall provide Party A with integrated marketing plans and precise programmatic promotion services as agreed by both parties, and shall supervise the broadcasting and supervision after the promotion.

10. Party A shall provide promotion needs, and Party B shall provide promotion services in time after confirming the content of the picture.

11. If a party causes a delay in the publication of the picture, after negotiation, the period can be extended according to the contract.

V、Liability for breach

1. Party A shall pay the amount agreed herein on time; otherwise, Party A shall pay Party B a penalty for overdue payment at the rate of 3/1000 of the total contract amount for each day overdue.

2. If either party needs to terminate the Contract in advance, it shall notify the other party in writing 15 days in advance and shall not terminate the Contract without the written consent of the other party.

3. During the validity period of the Contract, each additional contract signed by Party A and Party B shall comply with the terms of this Contract, which shall have the same legal effect on each additional contract.

4. In case of early termination of the Contract due to Party A’s breach of contract, Party A shall pay Party B liquidated damages equal to 10% of the total contract price in addition to the promotion fee during the promotion service period.

VI、Force majeure

Force majeure refers to unforeseeable, unavoidable and insurmountable objective circumstances, including but not limited to: natural disasters, government actions, strikes, wars, signal interruption of telecom operators, back-office failures, account closures, telecommunication lines, server failures, equipment upgrading and other causes that make the performance of this Contract impossible, may be suspended. After the force majeure is lifted, the implementation and promotion services of the Agreement shall continue.

VII、Confidentiality agreement

1. Both parties guarantee to keep confidential the contents of this Agreement and documents and materials (including trade secrets, business plans, project materials and information, cooperation methods, cooperation contents, distribution methods, financial information, technical information, business information and other trade secrets, etc.) of the other party that they have learned during the process of discussing, signing and performing this Agreement and which cannot be obtained from public channels. Without the consent of the disclosing party, the other party shall not disclose the whole or part of the trade secret to any third party or use the trade secret for any purpose other than the purpose of this Agreement.

2. Both parties agree that they shall not allow any third party to contact or disclose the above trade secrets to any third party, nor shall they use the trade secrets for any other purpose other than this Contract. Both parties undertake that if this confidentiality obligation is extended to its employees and affiliates, any party or its employees and affiliates violates this confidentiality obligation, such party shall also bear all legal responsibilities.

3. The confidentiality obligation shall remain valid during the term of the Contract and after its termination, and shall not become invalid due to the invalidity or cancellation of other provisions hereof in whole or in part.

VIII、Dispute resolution method

1. The signing, interpretation, execution and dispute resolution methods of this Contract shall be governed by the laws of the People’s Republic of China (excluding Hong Kong, Macao and Taiwan).

2. Any dispute or dispute arising from the execution, interpretation and execution of this Contract shall be settled by both parties through friendly negotiation. If no settlement can be reached through negotiation, either party may bring a lawsuit to the people’s court with jurisdiction in the place where Party B is located.

VIV、Other agreement

1. The mailing address and contact information of both parties set forth herein shall be deemed as the legal service address and contact information of both parties, and any correspondence between the parties during the performance of this Agreement shall be deemed to have been delivered once sent in accordance with the above address and contact information. If either party changes its address or contact information, it shall notify the other party in writing 10 days in advance. If any correspondence cannot be delivered and signed due to the wrong address or contact information or failure to change it in time, the legal responsibility shall be borne by the party providing the wrong information or failing to change the information in time.

2. The attachments and supplementary agreements hereto are an integral part of this Contract and have the same legal effect as this Contract.

3. The Agreement shall not be modified by either party within the validity period. Any modification shall be subject to written confirmation by both parties. For matters not covered in this Agreement, both parties may negotiate and sign a supplementary agreement separately as an annex to this Agreement.

4. This Agreement is made in two originals, with one held by Party A and one held by Party B. The agreement shall come into force upon being sealed by both parties.

(No Text Below)

There is no text on this page, which is the signing page of the Promotion and Empowerment Cooperation Agreement No.[*]

Party A (Seal) : Xiamen Liubenmu Culture Media Co., LTD.

Party B (Seal) : Lianzhang Digital Marketing Planning (Xiamen) Co., Ltd.

Promotion and Empowerment Cooperation Agreement

Party A: Xiamen Liubenmu Culture Media Co., LTD.

Legal representative: Yunting Chen

Address: Unit 301, 3rd Floor, No.168 Fengqi Road, Software Park, Torch High-tech Zone, Xiamen

Party B: Lianzhang Digital Marketing Planning (Xiamen) Co., Ltd.

Legal representative: Andong Zhang

Address: 997, 14F Shipping Building, No. 809 Middle Songyu Road, Xiamen, China (Fujian) Pilot Free Trade Zone

Based on the principles of equality, voluntarism, mutual benefit, honesty and good faith, and common development, Party A and Party B, in accordance with the provisions of the Civil Code of the People’s Republic of China and other relevant laws and regulations, reach the following terms and conditions on the promotion and cooperation between the two parties through friendly negotiation for mutual compliance.

I、Contract period

From August 24, 2024 to February 28, 2025. This contract shall be automatically terminated upon expiration of the term. If both parties fail to fulfill their rights and obligations upon expiration of the term, the term of this Contract shall be extended until the completion of the performance by both parties. One month before the expiration of the term, the parties shall negotiate the renewal separately.

II、Mode of cooperation

1. “Wangongmengyue” : refers to the integration and empowerment of building elevator screens, smart home screens, hotel rooms, online pop-up screen promotion resources, TV program placement, offline activities, outdoor life scene screens and other online and offline marketing planning activities, to provide customers with integrated marketing programs and precise programmatic promotion. The specific promotion plan shall be subject to the “Promotion Enabling Service Settlement Statement” determined by both parties.

2. Form of cooperation: This cooperation is aimed at Party A or Party A’s customers using Party B’s “Wanwu Covenant” platform to carry out precise programmatic promotion. Party A shall specify the equipment scenario and inform Party B, and Party B shall, within the entrusted amount of Party A, send the promotion demand to the marketing promotion resource platform designated by Party A.

3. Party B shall provide Party A or Party A’s customers with integrated marketing plans and precise programmatic promotion services to complete the technical support and services hereunder. Party B, as the general planner of brand promotion designated by Party A or Party A, shall play a leading role in the integrated marketing plans and precise programmatic promotion matters agreed upon by both parties and bear the main responsibility for such promotion activities. To ensure that Party A or Party A’s designated integrated marketing plan and precise programmatic promotion are normally implemented.

4. Party B shall be solely responsible for the integrated marketing plan and precise programmatic promotion services, and shall provide platform promotion services and information delivery services for the whole project according to the needs of Party A. Party B shall confirm the pricing right of subcontracting/subcontracting. However, Party B shall be jointly and severally liable for the actions of the subcontractor to ensure that the integrated marketing plan and precise programmatic promotion services designated by Party A or Party A are implemented as agreed by the parties.

III、Promotional service amount and payment method

1. the promotion materials involved are: Zhengyuanqingmianmo, promotion services including tax amount: ¥2,030,625.00, which does not include value-added tax amount: ¥1,915,683.96 the tax rate of 6%.

2. Settlement terms: Settlement terms: After the contract is signed, Party A shall pay Party B no less than 80% of the contract amount of the promotion fee before the promotion, and the remaining amount shall be paid no less than 20% every month until all the promotion amount is paid.

3. Party B’s designated account information is as follows:

Account Name: [*]

Bank account number: [*]

Opening bank: Industrial Bank Co., LTD. Xiamen Technology branch

9. Invoice issuance: Party B shall issue a special VAT invoice of the corresponding amount to Party A upon receipt of the payment paid by Party A. Party B shall issue a special VAT invoice of information technology service/modern service with a tax point of 6%. The specific billing information shall be subject to the payment account information.

IV、Rights and obligations of both parties

1. The promotional content shall be provided by Party A, and Party B shall have the right to submit the content materials for approval and review. In case of non-compliance with relevant laws and regulations, Party B shall have the right to request Party A to make corrections within the specified time limit. If Party A refuses to correct or exceeds the time limit for correction, Party B shall have the right to refuse to publish for Party A, and Party A shall bear the losses caused thereby.

2. Party B shall provide integrated marketing plan and precise programmatic promotion service support according to Party A’s needs and objectives, including but not limited to the formulation of marketing plan, technical support and suggestions.

3. Party B shall use its professional technical knowledge and experience to provide Party A with service solutions for integrated marketing programs and precise programmatic promotion. Both parties will fully communicate and cooperate to ensure that the integrated marketing plan and precise programmatic promotion plan meet the requirements of Party A.

4. Party A shall actively cooperate with Party B in providing integrated marketing plan and precision programmatic promotion service, and provide necessary materials and information so that Party B can accurately analyze and optimize the integrated marketing plan and precision programmatic promotion effect.

5. The promotional content provided by Party A shall comply with relevant national regulations, ensure that the promotional content is true and legal, and have the right to use the promotional content. Party A shall be liable for any economic loss caused to Party B by Party A.

6. Party A shall, in accordance with relevant national regulations, provide Party B with certificates related to the promotion contents, including but not limited to business license, trademark registration certificate, production license, food circulation license, etc. If Party A refuses or fails to provide relevant documents or provides false documents, Party A shall be liable for the economic losses caused to Party B.

7. If Party A fails to perform its obligations in accordance with the time agreed by both parties and causes delay in the promotion service, it shall bear the consequences and losses arising therefrom and shall be obliged to compensate Party B for the losses caused thereby.

8. Party A warrants that its promotional content shall not infringe upon the legitimate rights of any third party, including but not limited to intellectual property rights, portrait rights, etc., and is obliged to bear the corresponding liability for compensation when its promotional content infringes upon the rights and interests of others.

9. Party B warrants that it shall provide Party A with integrated marketing plans and precise programmatic promotion services as agreed by both parties, and shall supervise the broadcasting and supervision after the promotion.

10. Party A shall provide promotion needs, and Party B shall provide promotion services in time after confirming the content of the picture.

11. If a party causes a delay in the publication of the picture, after negotiation, the period can be extended according to the contract.

V、Liability for breach

1. Party A shall pay the amount agreed herein on time; otherwise, Party A shall pay Party B a penalty for overdue payment at the rate of 3/1000 of the total contract amount for each day overdue.

2. If either party needs to terminate the Contract in advance, it shall notify the other party in writing 15 days in advance and shall not terminate the Contract without the written consent of the other party.

3. During the validity period of the Contract, each additional contract signed by Party A and Party B shall comply with the terms of this Contract, which shall have the same legal effect on each additional contract.

4. In case of early termination of the Contract due to Party A’s breach of contract, Party A shall pay Party B liquidated damages equal to 10% of the total contract price in addition to the promotion fee during the promotion service period.

VI、Force majeure

Force majeure refers to unforeseeable, unavoidable and insurmountable objective circumstances, including but not limited to: natural disasters, government actions, strikes, wars, signal interruption of telecom operators, back-office failures, account closures, telecommunication lines, server failures, equipment upgrading and other causes that make the performance of this Contract impossible, may be suspended. After the force majeure is lifted, the implementation and promotion services of the Agreement shall continue.

VII、Confidentiality agreement

1. Both parties guarantee to keep confidential the contents of this Agreement and documents and materials (including trade secrets, business plans, project materials and information, cooperation methods, cooperation contents, distribution methods, financial information, technical information, business information and other trade secrets, etc.) of the other party that they have learned during the process of discussing, signing and performing this Agreement and which cannot be obtained from public channels. Without the consent of the disclosing party, the other party shall not disclose the whole or part of the trade secret to any third party or use the trade secret for any purpose other than the purpose of this Agreement.

2. Both parties agree that they shall not allow any third party to contact or disclose the above trade secrets to any third party, nor shall they use the trade secrets for any other purpose other than this Contract. Both parties undertake that if this confidentiality obligation is extended to its employees and affiliates, any party or its employees and affiliates violates this confidentiality obligation, such party shall also bear all legal responsibilities.

3. The confidentiality obligation shall remain valid during the term of the Contract and after its termination, and shall not become invalid due to the invalidity or cancellation of other provisions hereof in whole or in part.

VIII、Dispute resolution method

1. The signing, interpretation, execution and dispute resolution methods of this Contract shall be governed by the laws of the People’s Republic of China (excluding Hong Kong, Macao and Taiwan).

2. Any dispute or dispute arising from the execution, interpretation and execution of this Contract shall be settled by both parties through friendly negotiation. If no settlement can be reached through negotiation, either party may bring a lawsuit to the people’s court with jurisdiction in the place where Party B is located.

VIV、Other agreement

1. The mailing address and contact information of both parties set forth herein shall be deemed as the legal service address and contact information of both parties, and any correspondence between the parties during the performance of this Agreement shall be deemed to have been delivered once sent in accordance with the above address and contact information. If either party changes its address or contact information, it shall notify the other party in writing 10 days in advance. If any correspondence cannot be delivered and signed due to the wrong address or contact information or failure to change it in time, the legal responsibility shall be borne by the party providing the wrong information or failing to change the information in time.

2. The attachments and supplementary agreements hereto are an integral part of this Contract and have the same legal effect as this Contract.

3. The Agreement shall not be modified by either party within the validity period. Any modification shall be subject to written confirmation by both parties. For matters not covered in this Agreement, both parties may negotiate and sign a supplementary agreement separately as an annex to this Agreement.

4. This Agreement is made in two originals, with one held by Party A and one held by Party B. The agreement shall come into force upon being sealed by both parties.

(No Text Below)

There is no text on this page, which is the signing page of the Promotion and Empowerment Cooperation Agreement No. [*]

Party A (Seal) : Xiamen Liubenmu Culture Media Co., LTD.

Party B (Seal) : Lianzhang Digital Marketing Planning (Xiamen) Co., Ltd.